                         SOFTWARE ACQUISITION AGREEMENT

             THIS AGREEMENT MADE AS OF THE 1ST DAY OF OCTOBER, 1998

BETWEEN:

          EMC Communications Inc., a corporation incorporated under the laws of the Province of British Columbia (Hereinafter referred to as "EMC")

AND:

     Nifco Synergy Ltd., a company formed under the laws of the Province of British Columbia (Hereinafter referred to as "Nifco")

WHEREAS Nifco is owner of 40% of certain of the property rights in the Work as hereinafter defined;

AND WHEREAS EMC desires to acquire the ownership interest in the Work for the purpose of reproducing, marketing and distributing such Work in order to obtain income therefrom;

NOW THEREFORE THIS AGREEMENT WITNESSETH that in consideration of the mutual covenants hereinafter contained the Purchaser hereby agrees to sell to EMC and EMC agrees to purchase from Nifco the 40% of ownership in the Work under the terms and conditions herein specified.


                              PART I -- DEFINITIONS

"Work" means:

(a)  The FamilyWare Software, and all Derivatives, Modules and Products thereto;

     o FamilyWare Software engine -- written in Visual C++, using an ODBC interface to FoxPro database. This software engine is a powerful, 4th generation software product which has been used to develop all FamilyWare titles

     o Family Christmas (all versions): A Windows software product which includes Christmas planning information, such as holiday scheduler, individual wish lists, shopping lists, and Christmas Card sent and received records

     o Family BabyBook (all versions): A Windows software product which allows users to record all of the important details and precious memories of your baby's first years -- height and weight, baby's "firsts", medical -- information, scanned photographs, and more. Family BabyBook can be viewed on screen or in printed form and duplicated for far away family members.

     o Family Valuables (all versions): A Windows software product which keep track of everything you own, from the family car to your children's toys. Record every belonging with its source, cost, location, appraisal and scanned image or photograph.


     o FamilyPets (all versions): A Windows software product designed to help pet owners take better care of their pets today, while at the same time creating a lasting record including photographs and memorable moments.

(b) All trademarks, patents, copyrights, intellectual property, applications and pending applications, routines and subroutines; and all documentation related to the product.

(c) All documentation, training and marketing materials in support of the FamilyWare Software, and the business plan for the development, marketing and distribution of the FamilyWare Software; and

(d) All contracts, agreements and arrangements outstanding or pending with respect to the licensing, sale, support, maintenance, distribution or manufacturing of any of the above.


PART II -- PURCHASE AND OWNERSHIP

2.   WARRANTY OF OWNERSHIP

Nifco represents and warrants that is it the owner of 40% of the Work and holds legal and beneficial title to the Ownership Percentage of the Work including all pending trademark, trade secrets, patents, copyrights and intellectual property rights. Furthermore, Nifco represents that no third party has any legal or beneficial interest or pending intellectual rights in the Work.

3.   PAYMENT OF PURCHASE PRICE

The Seller hereby agrees to sell to the Purchaser 40% Ownership Percentage in the Work for $1,000,000 CND DLLs.

The Purchaser agrees to make payment of the purchase price by:

(a) Cash deposit of $150,000 (One hundred and fifty thousand Canadian dollars) CND DLLs on or before June 15, 1998

(b) Cash deposit of $75,000 (Seventy five thousand Canadian dollars) CND DLLs on or before July 15, 1998

(c) Cash deposit of $75,000 (Seventy five thousand Canadian dollars) CND DLLs on or before August 15, 1998

(d) A Promissory Note, due October 1st, 2015, in the amount of $700,000 (Seven hundred thousand dollars Canadian dollars) CND Dollars.

and pay on the 31st of December each year the interest on the principal balance from time to time outstanding at the lesser of 4% or the prescribed rate compounded annually.

4.   SECURITY

The purchaser acknowledges that the Promissory Note is evidence of a promise to pay the balance of the purchase price to the Vendor and hereby grants the Vendor a purchase-money security interest in the work and a general and continuing security interest form payment and performance of all obligations hereunder in the form of a Security Agreement attached to as Schedule "A"

5.   APPLICATION OF DISTRIBUTABLE CASH

Subject to paragraph 3 of Part III, until such time as the principal and accrued interest due and pursuant to the terms and conditions of the promissory Note has been repaid in full, the purchaser agrees to apply its Distributable Cash, derived from the and pertaining to this Agreement and the Work as follows:

     a) Firstly, an amount equal to all accrued and unpaid interest owing under the Promissory Note; and

     b) Secondly, 45% of the balance to be paid to the Vendor on account of principal owing pursuant to the terms of the Promissory Note; and

     c) Thirdly, the balance to be retained by the Purchaser for its own use.

6.   TAXES

EMC shall be responsible for all goods and services tax payable on the purchase of the Work. Nifco agrees to cooperate with EMC in facilitating its application for an input tax credit with respect to such payment.

7.   TRANSFER OF TITLE TO THE WORK

Nifco hereby acknowledges and agrees that on October 1st, 1998 EMC shall own a percentage equal to the Ownership Percentage in any and all rights, title and interest now and in the future existing in and to the Work, as at before and after the date hereof, and Nifco covenants that it shall not, directly or indirectly, contest such ownership in any manner whatsoever, apply to register any patent, copyright or trade-mark in connection therewith, or apply for any other form of intellectual property protection relating to the Work without prior notice to and content of EMC.

8.   COPYRIGHTS AND INTELLECTUAL PROPERTY RIGHTS

(a) Nifco acknowledges that any and all of the trade names, copyrights and other intellectual property rights used or embodied or in connection with the Work shall vest in and remain the sole property of EMC in proportion to its Ownership and Nifco shall not, directly or indirectly, at any time thereafter in any way question or dispute such rights;

(b) In the event that Derivatives, inventions, designs, processes or developments are created, designed or evolve in regards to the Work, Nifco acknowledges and agrees that the same shall belong to EMC in proportion to its Ownership Percentage;

(c) Nifco shall not write, rewrite or create software or products for itself or any other party which is so similar to the Work or the Products that such software and products may infringe the copyright for passing off or any other rights of EMC relation to the Work.


PART III -- GENERAL

1.   LAW OF AGREEMENT

The Agreement shall be governed by and interpreted in accordance with the laws of the Province of British Columbia and the laws of Canada applicable therein, as interpreted by the Courts of such province, and the parties irrevocable attorn to the jurisdiction of the courts of such province.

2.   CURRENCY

Any dollar amounts noted herein are represented in Canadian currency

3.   ENTIRE AGREEMENT

This agreement sets forth all (and is intended by all parties to be an integration of all) of the representations, promises, agreements and understandings among the parties hereto with respect to the purchase, sale, maintenance and development of the Work, and there are no representations, promises, agreements or understandings, oral or written express or implied, among them other than as set forth, referred to, or incorporated herein.

4.   GENDER, ETC.

Words importing the singular number only include the plural, and words in the plural include the singular, and the words importing the masculine gender shall include the feminine gender and the neuter gender where the context so requires, and wording importing Person shall include Persons or vice versa.

5.   HEADINGS

The division of this Agreement into sections and the article headings are for the convenience or reference only and shall not affect the interpretation or construction of this Agreement.

6.   TIME OF THE ESSENCE

Time shall be of the essence in this Agreement.

7.   WAIVER

No waiver of any provision of this Agreement shall constitute a waiver of any other provision nor shall any waiver of any provision of this Agreement constitute a continuing waiver unless otherwise expressly provided.

This Agreement shall be effective as of October 1st, 1998.

Michael Ozerkevich
for
EMC Communications Inc.


Per:
    ------------------------------

Nathan Nifco
for
Nifco Synergy Ltd.

Per:
    ------------------------------


                                   Schedule A

                               Security Agreement

THIS AGREEMENT is made the 1st of October, 1998

BETWEEN

         EMC Communications Inc.
         a corporation incorporated under the laws of the Province of British Columbia (hereinafter referred as the "Purchaser")

AND:

         Nifco Synergy Ltd.
         A corporation incorporated under the laws of British Columbia (hereinafter referred as the "Vendor"

                                   Schedule A

                               Security Agreement

THIS AGREEMENT is made the 1st of October, 1998

BETWEEN

        EMC Communications Inc.
        a corporation incorporated under the laws of the Province of British Columbia (hereinafter referred as the "Purchaser")

AND:

        Nifco Synergy Ltd.
        A corporation incorporated under the laws of British Columbia (hereinafter referred as the "Vendor"

WHEREAS all terms capitalized herein and not otherwise defines shall have the meanings as are ascribed to such terms in the vendor acquisition dated October 1, 1998 entered between the Vendor and the Purchaser (the Software Acquisition Agreement);

AND WHEREAS pursuant to the terms of the Software Acquisition Agreement, the Purchaser agreed to purchase an Ownership of the Work (term defined in the Acquisition Agreement)

AND WHEREAS in consideration of the purchase price for the Ownership Percentage, the Purchaser (i) paid to the Vendor the amount due on Closing; (ii) issued a Promissory Note to the Vendor for the balance of the Purchase Price bearing interest at the rate set out therein, and repayable by installments with the final installment due on June 30, 2007 (the "Maturity Date");

NOW THEREFORE THIS AGREEMENT WITNESSES that in consideration of the premises and the covenants and agreements herein contained the parties hereto agree as follows:


                                 INTERPRETATION

1.1  INTERPRETATION

     In this Agreement, unless something in the subject matter or context is inconsistent therewith,

     (a) "AGREEMENT" means this agreement and all amendments made hereto by written agreement between the Purchaser and the Vendor;

     (b)  "COLLATERAL" has the meaning set out in Section 2.1;

     (c)  "EVENT OF DEFAULT" has the meaning set out in Section 5.1;

     (d) "MATERIAL CONTRACTS" has the meaning set out in the Software Acquisition Agreement; and

     (e)  "WORK" has the meaning set out in the Software Acquisition Agreement.

     The terms "accessions", "accounts", "instruments", "money", "proceeds" and "securities" whenever used herein have the meanings given to those terms in the Personal Property Security Act (British Columbia), as now enacted or as the same may from time to time be amended, re-enacted or replaced.

1.2  SECTIONS AND HEADINGS

     (a) The division of this Agreement into Articles and Sections and the insertion of headings are for convenience of reference only and will not affect the construction or interpretation of this Agreement;

     (b) the terms "this Agreement", "hereof", "hereunder" and similar expressions refer to this Agreement and not to any particular Article, Section or other portion hereof and include any agreement supplemental hereto; and

     (c) Unless something in the subject matter or context is inconsistent therewith, reference herein to Articles and Sections are to Articles and Sections of this Agreement.

1.3  EXTENDED MEANINGS

     In this Agreement words importing the singular number only include the plural and vice versa, words importing any gender include all genders and words importing include individuals, partnerships, associations, trusts, unincorporated organizations corporations.


                           GRANT OF SECURITY INTEREST

2.1  SECURITY INTEREST

     As general and continuing security for the payment and performance of all obligations and liabilities of the Purchaser to the Vendor pursuant to the Software Acquisition Agreement, including, the obligation to repay the Promissory Note, the Purchaser hereby:

     (a) grants to the Vendor a security interest in, assigns to the Vendor, mortgages and charges as and by way of a first fixed and specific mortgage and charge to the Vendor and, in the case of the Ownership Percentage, pledges all right, title and interest that the Purchaser now has or may hereafter have, be possessed of, be entitled to, or acquire, by way of amalgamation or otherwise, in the Work;

     (b) assigns, transfers and conveys to the Vendor all debts, book debts, accounts, book accounts, claims, judgments, demands, monies and choses in action which now are or may at any time hereafter be due, owing or accruing due to, or owned by, the Purchaser in connection with the Purchaser's Ownership Percentage in the Work, and also all securities, instruments, bills, notes, policies and other documents now held or owned or which may be hereafter taken, held or owned by the Purchaser or anyone on behalf of the Purchaser in respect of the said debts, book debts, accounts, book accounts, claims, judgments, demands, monies and choses in action, or any part thereof, and also all books, papers, documents and records (electronic or otherwise) recording, evidencing or relating to the said debts, book debts, accounts, book accounts, claims, judgments, demands, monies and choses in action, or any part thereof (all of the foregoing being hereinafter collectively referred to as the "Assigned Property"); and

     (c) assigns, transfers and sets over and grants a security interest to the Vendor in and to all of the Purchaser's right, title and interest in, to and under (including all payments or distributions and securities due or to become due to the Purchaser) (i) the Joint Venture Agreement, and (ii) the Material Contracts as the same may be amended, modified, restated or varied from time to time (collectively, the "Assigned Agreements"); provided that the said assignment will not render the Vendor liable to observe or perform any term, covenants or condition of any of the Assigned Agreements.

(The Work, the Assigned Property and the Assigned Agreements are sometimes hereinafter collectively referred to as the "Collateral").

2.2  ATTACHMENT OF SECURITY INTEREST

     The Purchaser acknowledges that value has been given and agrees that the charge and security interest granted hereby will attach when the Purchaser signs this Agreement and the Purchaser has any rights in the Collateral.

            GENERAL REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE
                                   PURCHASERS

3.1  REPRESENTATIONS AND WARRANTIES

          The Purchaser hereby represents and warrants to the Vendor that:

     (a) except as otherwise provided herein, the Purchaser is the beneficial and sole owner of the Collateral free from any liens, charges, security interests, encumbrances or any rights of others which rank prior to or pari passu with the security interest, assignment and mortgage and charge granted hereby;

     (b) it has requisite authority, right and power to execute and deliver this Agreement and to take all actions required pursuant hereto; and

     (c) other than pursuant to the Ownership Agreement and the Software Acquisition Agreement, there is not now any contract, option or right (at law, in equity or otherwise) binding upon the Purchaser to sell, assign, charge or encumber the Work.

3.2  COVENANTS

          The Purchaser covenants with the Vendor that the Purchaser will:

     (a)  ensure that the representations and warranties set forth in Section
          3.1 will be true and correct at all times;

     (b) from time to time forthwith at the request and cost of the Vendor execute and deliver all such financing statements, schedules, assignments and documents, and do all such further acts and things as may be reasonably required by the Vendor to effectively carry out the full intent and meaning of this Agreement or to better evidence and perfect the security interest, assignment, pledge and mortgage and charge granted hereby;

     (c) not change its name, jurisdiction of incorporation or registered office without first giving notice to the Vendor of such change and the date when such new change is to become effective; and

     (d) not, without the prior written consent of the Vendor, create, permit, assume, have outstanding or suffer to exist, any assignment, mortgage, lien, charge, security interest or other encumbrance on the Collateral, or any part thereof, ranking or purporting to rank, prior to or pari passu with the security interest created hereby.


                             DEALING WITH COLLATERAL

4.1  DEALING WITH COLLATERAL BY THE PURCHASER

     Except as permitted in the Ownership Agreement, the Purchaser shall not sell, lease or otherwise dispose of any of the Collateral in his possession without the prior written consent of the Vendor and in the event of any such sale, lease or disposition permitted under the Ownership Agreement or consented to by the Vendor, the Vendor will discharge its security interest in the Collateral.

4.2  RIGHTS AND DUTIES OF THE VENDOR

     The Vendor may perform any of its rights and duties hereunder by or through agents and is entitled to retain counsel and to act in reliance upon the advice of such counsel concerning all matters pertaining to its rights and duties hereunder.


                              DEFAULT AND REMEDIES

5.1  EVENTS OF DEFAULT

     The Purchaser will be in default under this Agreement upon the occurrence of any of the following events (herein referred to as an "Event of Default"):

     (a) the Purchaser does not pay all amounts when due under the Promissory Note and such default is not remedied within 5 business days following notice of the default;

     (b) the Purchaser does not observe or perform any covenant or obligation of the Purchaser contained in this Agreement and such default is not remedied within 30 days after notice of such default is given to the Purchaser;

     (c) any representation or warranty made by the Purchaser herein is proven to be incorrect or misleading in any material respect at any particular time;

     (d) the Purchaser is an insolvent person within the meaning of the Bankruptcy and Insolvency Act (Canada) or commits or threatens to commit any act of bankruptcy;

     (e) the commencement of any proceeding or the taking of any step by or against the Purchaser for the appointment of one or more of a trustee, receiver, receiver and manager, custodian, liquidator or any other person with similar powers with respect to the Purchaser or the Collateral or any part thereof; or

     (f) the Collateral or any part thereof is seized or otherwise attached by anyone pursuant to any legal process or other means, including distress, execution or any other step or proceeding with similar effect, and the same is not released, bonded, satisfied, discharged or vacated within the shorter of a period of 15 day and 10 days less than such period as would permit such property or any part thereof to be sold pursuant thereto.

5.2  REMEDIES

     (a) On or after the occurrence of any Event of Default (1) any or all security granted hereby will, at the option of the Vendor, become immediately enforceable; and (2) in addition to any right or remedy provided by law, the Vendor will have the rights and remedies set out below, all of which rights and remedies will be enforceable successively, concurrently or both:

          (i)   the Vendor may take possession of the Collateral;

          (ii) the Vendor may enforce any rights of the Purchaser in respect of the Collateral by any manner permitted by law, but subject to the terms of the Ownership Agreement;

          (iii) the Vendor may sell, lease or otherwise dispose of the Collateral at public auction, by private tender, by private sale or otherwise either for case or upon credit upon such terms and conditions as the Vendor may determine, provided that no such sale or disposition shall be effective unless the lessee or transferee agrees to become bound by the provisions of the Ownership Agreement, in place and instead of the transferee;

          (iv) the Vendor may accept the Collateral in satisfaction of the Obligations upon notice to the Purchaser of its intention to do so in the manner required by law;

          (v) the Vendor may charge on its own behalf and pay to others all reasonable amounts for expenses incurred and for services tendered in connection with the exercise of the rights and remedies of the Vendor hereunder, including, without limiting the generality of the foregoing, reasonable legal and accounting fees and expenses, and in every such case the amounts so paid together with all costs, charges and expenses incurred in connection therewith, including interest thereon at 8% per annum, will be added to and form part of the Obligations hereby secured; and

          (vi) the Vendor may discharge any claim, lien, mortgage, charge, security interest, encumbrance or any rights of others that may exist or be threatened against the Collateral, and in every such case the amounts so paid together with costs, charges and expenses incurred in connection therewith win be added to the Obligations hereby secured.

     (b) the Vendor may (i) grant extensions of time, (ii) take and perfect or abstain from taking and perfecting security, (iii) give up securities,
          (iv) accept compositions or compromises, (v) grant releases and discharges, and (vi) release any part of the Collateral or otherwise deal with the Purchaser, debtors of the Purchaser, sureties and others and with the Collateral and other security as the Vendor sees fit without prejudice to the liability of the Purchaser to the Vendor or the Vendor's rights hereunder;

     (c) the Vendor will not be liable or responsible for any failure to seize, collect, realize or obtain payment with respect to the Collateral and is not bound to institute proceedings or to take other steps for the purpose of seizing, collecting, realizing or obtaining possession or payment with respect to the Collateral or for the purpose of preserving any rights of the Vendor, the Purchaser or any other person, in respect of the Collateral;

     (d) the Vendor may apply any proceeds of realization of the Collateral to payment of expenses in connection with the preservation and realization of the Collateral as above described and the Vendor may apply any balance of such proceeds to payment of the Obligations in such order as the Vendor sees fit and if there is any surplus remaining, the Vendor may pay it to any person having a claim thereto in priority to the Purchaser of whom the Vendor has knowledge and any balance remaining must be paid to the Purchaser; and

     (e) In the event the Vendor takes possession of or accepts the Collateral, the Vendor will be bound by the terms of the Ownership Agreement in place and instead of the defaulting Purchaser.


                                     GENERAL

6.1  BENEFIT OF THE AGREEMENT

     This Agreement will enure to the benefit of and be binding upon the successors and permitted assigns of the parties hereto and in the case of the Purchaser, his heirs and executors.

6.2  ENTIRE AGREEMENT

     This Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof and cancels and supersedes any prior understandings and agreements between the parties hereto with respect thereto and there are no representations, warranties, terms, conditions, undertakings or collateral agreements, express, implied or statutory, between the parties except as expressly set forth in this Agreement and the Material Contracts.

6.3  AMENDMENTS AND WAIVERS

     No amendment to this Agreement will be valid or binding unless set forth in writing and duly executed by all of the parties hereto and no waiver of any breach of any provision of this Agreement will be effective or binding unless made in writing and signed by the party purporting to give the same and, unless otherwise provided in the written waiver, will be limited to the specific breach waived.

6.4  ASSIGNMENT

     The rights of the Vendor under this Agreement may be assigned by the Vendor without the prior consent of the Purchaser, provided that any assignee shall be subject to any equities that exist between the Vendor and the Purchaser and except as permitted under the Ownership Agreement, the Purchaser may not assign his obligations under this Agreement without the consent of the Vendor.

6.5  SEVERABILITY

     If any provision of this Agreement is determined to be invalid or unenforceable in whole or in part, such invalidity or enforceability will attach only to such provision or part thereof and the remaining part of such provision and all other provisions hereof will continue in full force and effect.

6.6  NOTICES

     (a) Any demand, notice or other communication to be given in connection with this Agreement must be given in writing and may be given by personal delivery or by registered mail addressed to the recipient as follows:

          To the Purchaser: EMC Communications Inc.
                            4th Floor,
                            Scotiabank Building
                            200 Portage Avenue
                            Winnipeg, Manitoba
                            R3C 3X2

                            Attention: Kenneth J. Dalton
                            Facsimile: (204) 943-2385

                            To the Vendor:
                            Nifco Synergy Ltd.
                            Suite 100 -- 2030 Marine Drive
                            North Vancouver, British Columbia
                            V7P 1V7
                            Attention: Nathan Nifco
                            Fax: (604) 986-0869

          or such other address as may be designated by notice given by any party to the other;

     (b) any demand, notice or other communication given by personal delivery will be conclusively deemed to have been given on the date of actual delivery thereof and, if given by registered mail, on the third business day following the deposit thereof in the mail; and

     (c) if the party given giving any demand, notice or other communication knows or ought reasonably to know of any difficulties with the postal system that might affect the delivery of mail, any such demand, notice or other communication must not be mailed but must be given by personal delivery.


6.7  FURTHER ASSURANCES

     The Purchaser must, at his expense from time to time, do, execute and deliver, or cause to be done, executed and delivered, all such financing statements, further assignments, documents, acts, matters and things as may be reasonably requested by the Vendor for the purpose of giving effect to this Agreement.

6.8  POWER OF ATTORNEY

     Upon the occurrence of an Event of Default that is continuing, the Purchaser hereby irrevocably constitutes and appoints any officer for the time being of the Vendor the true and lawful attorney of the Purchaser, with full power of substitution, to do, make and execute all such statements, assignments, documents, acts, matters or things with the right to use the name of the Purchaser whenever and wherever the officer may deem necessary or expedient and from time to time to exercise all rights and powers and to perform all acts of ownership in respect to the Collateral in accordance with this Agreement.

6.9  GOVERNING LAW

     This Agreement will be governed by and construed in accordance with the laws of the Province of British Columbia and the laws of Canada applicable therein.

6.10 EXECUTED COPY

     The Purchaser acknowledges receipt of a fully executed copy of this Agreement.

     IN WITNESS WHEREOF the parties have executed this Agreement.


The 22 day of June, 1998. EMC COMMUNICATIONS INC.


JUNE 22/98                              By: /s/
----------------------------                ------------------------------------
Date of Execution


The __ day of June, 1998. NIFCO SYNERGY LTD.


JUNE 22/98                              By: /s/
----------------------------                ------------------------------------
Date of Execution